Exhibit 99.1

Cardlytics Announces Second Quarter 2025 Financial Results
Atlanta, GA – August 6, 2025 – Cardlytics, Inc. (NASDAQ: CDLX), a commerce media platform, today announced financial results for the second quarter ended June 30, 2025.
"Building on the progress we've made over the past year, we are navigating headwinds by doubling down on our diversification efforts and reinforcing our unique network capabilities," said Amit Gupta, CEO of Cardlytics. "We believe our strategic shifts will position us for long-term profitable growth and enable us to deliver on the promise to our stakeholders."
Second Quarter 2025 Financial Results
•Revenue was $63.2 million, a decrease of 9% year-over-year compared to $69.6 million in the second quarter of 2024.
•Billings, a non-GAAP metric, was $104.0 million, a decrease of 6% year-over-year compared to $110.4 million in the second quarter of 2024.
•Adjusted Contribution, a non-GAAP metric, was $36.1 million, a decrease of 1% year-over-year compared to $36.4 million in the second quarter of 2024.
•Net Loss was $(9.3) million, or $(0.18) per diluted share, based on 52.8 million fully diluted weighted-average common shares, compared to a Net Loss of $(4.3) million, or $(0.09) per diluted share, based on 49.1 million fully diluted weighted-average common shares in the second quarter of 2024.
•Adjusted EBITDA, a non-GAAP metric, was $2.7 million compared to $(2.3) million in the second quarter of 2024.
•Adjusted Net Loss was $(7.0) million, or $(0.13) per diluted share, based on 52.8 million fully diluted weighted-average common shares, compared to Adjusted Net Loss of $(7.6) million, or $(0.15) per diluted share, based on 49.1 million fully diluted weighted-average common shares in the second quarter of 2024.
•Net cash used in operating activities was $1.2 million, compared to $4.4 million in the second quarter of 2024.
•Free Cash Flow, a non-GAAP metric, was $(3.4) million, compared to $(0.4) million in the second quarter of 2024.
Key Metrics
•Cardlytics monthly qualified users ("MQUs") were 224.5 million, an increase of 19% year-over-year, compared to 188.8 million in the second quarter of 2024.
•Cardlytics adjusted contribution per user ("ACPU") was $0.14 compared to $0.16 in the second quarter of 2024.
Definitions of MQUs and ACPU are included below under the caption “Other Performance Metrics."

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended June 30,
	2025	2024	Change %
Billings(1)	$104,048	$110,389	(6)%
Consumer Incentives	40,799	40,753	—%
Revenue	63,249	69,636	(9)%
Partner Share and other third-party costs	27,103	33,258	(19)%
Adjusted Contribution(1)	36,146	36,378	(1)%
Delivery costs	6,883	7,661	(10)%
Gross Profit	$29,263	$28,717	2%
Net Loss	$(9,283)	$(4,257)	118%
Adjusted EBITDA(1)	$2,703	$(2,285)	na

Adjusted Contribution
% of Billings	34.7%	33.0%
% of Revenue	57.1%	52.2%
Adjusted EBITDA
% of Billings	2.6%	(2.1)%
% of Revenue	4.3%	(3.3)%
(1)Billings, Adjusted Contribution and Adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."
Third Quarter 2025 Financial Expectations
Cardlytics anticipates Billings, Revenue, Adjusted Contribution and Adjusted EBITDA to be in the following ranges (in millions, except for percentage change rates):

	Q3 2025 Guidance	YoY Change
Billings(1)	$87.0 - $95.0	(22%) - (15%)
Revenue	$52.2 - $58.2	(22%) - (13%)
Adjusted Contribution(2)	$30.3 - $34.3	(17%) - (6%)
Adjusted EBITDA(2)	($2.3) - $2.7	($0.5) - $4.5
(1)A reconciliation of Billings to GAAP Revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of Adjusted Contribution to GAAP Gross Profit and a reconciliation of Adjusted EBITDA to Net Loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
Earnings Teleconference Information
Cardlytics will discuss its second quarter 2025 financial results during a live audio webcast today, August 6, 2025, at 5:00 PM ET / 2:00 PM PT. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.

About Cardlytics
Cardlytics (NASDAQ: CDLX) is a commerce media platform, powered by our publishers’ first-party purchase data, that makes commerce smarter and more rewarding for everyone. We offer a range of solutions to help advertisers and publishers grow and strengthen customer loyalty. With visibility into approximately half of all card-based transactions in the U.S. and a quarter in the U.K., Cardlytics enables advertisers to engage consumers at scale and drive incremental sales through our industry-leading card-linked offer network. Publisher partners can enhance their platforms with relevant and personalized offers that improve the shopping experience for their customers. Cardlytics also offers identity resolution capabilities through Bridg, which helps convert anonymous shoppers into known and reachable customers. Headquartered in Atlanta, Cardlytics has offices in Menlo Park, Los Angeles, Champaign, New York and London. Learn more at www.cardlytics.com or follow us on LinkedIn.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements related to our strategic initiatives to strengthen our business and market position and to our financial guidance for the third quarter of 2025. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions, including, but not limited to, inflationary pressure or the imposition of tariffs and other trade protection measures, in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association (“Bank of America”), Wells Fargo Bank, National Association (“Wells Fargo”), American Express Travel Related Services Company, Inc. (“American Express”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FI partners; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; risks related to our competitive market, including our ability to compete successfully with our current or future competitors; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 6, 2025 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance in this press release: Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss, Adjusted Net Loss per share and Free Cash Flow, as well as certain other performance metrics, such as MQUs and ACPU.
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss and Adjusted Net Loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for services in order to generate revenue. Cardlytics platform Billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP Revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform Billings is the same as Bridg platform GAAP Revenue. Adjusted Contribution measures the degree by which Revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted Contribution demonstrates how incremental Revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administrative and other investments. Adjusted Contribution is calculated by taking our total Revenue less our Partner Share and other third-party costs. Adjusted Contribution does not take into account all costs associated with generating Revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Management views Adjusted Contribution as the most relevant metric to measure the financial performance as it reflects the dollars we keep after all of our partners are paid. Adjusted EBITDA represents our Net Loss before interest expense, net; depreciation and amortization; stock-based compensation expense; foreign currency (gain) loss; gain on debt extinguishment; acquisition, integration and divestiture costs; loss (gain) on disposal or divestiture; change in contingent consideration; reduction in force; and, in applicable periods, certain other income and expense items, such as impairment of goodwill and intangible assets; income tax benefit; and deferred implementation costs. Adjusted Net Loss as our Net Loss before stock-based compensation expense; foreign currency (gain) loss; gain on debt extinguishment; acquisition, integration and divestiture costs; amortization of acquired intangibles; loss (gain) on disposal or divestiture; change in contingent consideration; reduction in force; and, in applicable periods, certain other income and expense items, such as impairment of goodwill and intangible assets and income tax benefit. We define Adjusted Net Loss per share as Adjusted Net Loss divided by our weighted-average common shares outstanding, diluted. We define Free Cash Flow as net cash provided by (used in) operating activities, plus acquisition of property and equipment and capitalized software development costs and, in applicable periods, acquisition of patents. We believe free cash flow is useful to measure the funds generated in a given period that are available for distribution or to sustain the business. We believe this supplemental information enhances stockholders' ability to evaluate our performance.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MQUs as targetable customers that have made a transaction using their account with an FI Partner or non-FI Partner in a given month, excluding pilot supply during the ramp up period, and whose transaction data was shared with Cardlytics. We then calculate a monthly average of these MQUs for the periods presented. We believe that the number of MQUs is an indicator of the Cardlytics platform's ability to drive engagement and is reflective of the consumer base and insights that we offer to marketers. We define ACPU as the Cardlytics platform Adjusted Contribution generated in the applicable period, divided by Cardlytics average MQUs in the applicable period. We believe that Adjusted Contribution is the most relevant metric as it reflects the value Cardlytics keeps after subtracting out rewards, Partner Share and other third-party costs. We believe that ACPU measures the Cardlytics platform's efficiency in converting marketer budgets into the value generated by customer engagement.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$46,745	$65,594
Accounts receivable and contract assets, net	93,189	103,252
Other receivables	3,431	3,801
Prepaid expenses and other assets	7,035	5,336
Total current assets	150,400	177,983
Long-term assets:
Property and equipment, net	2,389	2,596
Right-of-use assets under operating leases, net	4,633	6,341
Intangible assets, net	8,462	11,371
Goodwill	159,429	159,429
Capitalized software development costs, net	34,415	33,341
Other long-term assets, net	1,406	1,650
Total assets	$361,134	$392,711
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,945	$3,689
Accrued liabilities:
Accrued compensation	7,244	5,494
Accrued expenses	6,457	7,175
Partner Share liability	27,196	32,479
Consumer Incentive liability	35,996	45,513
Short-term debt	46,009	45,863
Deferred revenue	3,103	2,154
Current operating lease liabilities	1,199	2,025
Current contingent consideration	—	4,563
Total current liabilities	129,149	148,955
Long-term liabilities:
Convertible senior notes, net	168,289	167,729
Long-term operating lease liabilities	4,915	6,034
Long-term deferred revenue	75	—
Total liabilities	$302,428	$322,718
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized, 52,994 and 51,257 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	$10	$10
Additional paid-in capital	1,385,465	1,366,958
Accumulated other comprehensive (loss) income	(3,628)	3,601
Accumulated deficit	(1,323,141)	(1,300,576)
Total stockholders’ equity	58,706	69,993
Total liabilities and stockholders’ equity	$361,134	$392,711

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$63,249	$69,636	$125,147	$137,244
Costs and expenses:
Partner Share and other third-party costs	27,103	33,258	56,553	63,801
Delivery costs	6,883	7,661	14,171	13,834
Sales and marketing expense	11,335	14,025	24,089	28,143
Research and development expense	11,295	13,470	23,001	26,518
General and administrative expense	12,905	16,151	26,683	30,636
Acquisition, integration and divestiture costs	—	162	—	162
Change in contingent consideration	42	(5,808)	102	9
Loss (gain) on disposal or divestiture	200	—	(5,150)	—
Depreciation and amortization expense	6,275	6,529	12,566	12,779
Total costs and expenses	76,038	85,448	152,015	175,882
Operating Loss	(12,789)	(15,812)	(26,868)	(38,638)
Other income (expense):
Interest expense, net	(1,943)	(1,561)	(3,773)	(2,380)
Foreign currency gain (loss)	5,449	99	8,076	(531)
Gain on debt extinguishment	—	13,017	—	13,017
Total other income	3,506	11,555	4,303	10,106
Loss before income taxes	(9,283)	(4,257)	(22,565)	(28,532)
Net Loss	$(9,283)	$(4,257)	$(22,565)	$(28,532)
Net Loss per share, basic and diluted	$(0.18)	$(0.09)	$(0.43)	$(0.62)
Weighted-average common shares outstanding, basic and diluted	52,750	49,056	52,309	46,168

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Delivery costs	$464	$721	$1,001	$1,364
Sales and marketing expense	1,072	2,903	3,150	6,044
Research and development expense	3,165	4,633	5,939	8,583
General and administrative expense	2,800	4,387	6,105	7,638
Total stock-based compensation expense	$7,501	$12,644	$16,195	$23,629

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)
thousands)

	Six Months Ended June 30,
	2025	2024
Operating activities
Net Loss	$(22,565)	$(28,532)
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense	1,833	3,761
Depreciation and amortization	12,566	12,779
Amortization of financing costs charged to interest expense	804	850
Amortization of right-of-use assets	1,274	1,072
Gain on disposal or divestiture	(5,150)	—
Gain on debt extinguishment	—	(13,017)
Stock-based compensation expense	16,195	23,629
Change in contingent consideration	102	9
Other non-cash (income) expense, net	(8,076)	663
Change in operating assets and liabilities:
Accounts receivable	10,165	14,783
Prepaid expenses and other assets	(1,625)	(393)
Accounts payable	(1,837)	810
Other accrued expenses	920	(7,253)
Partner Share liability	(5,913)	(15,114)
Consumer Incentive liability	(4,174)	(7,234)
Net cash used in operating activities	(5,481)	(13,188)
Investing activities
Acquisition of property and equipment	(441)	(932)
Capitalized software development costs	(8,320)	(8,673)
Business divestiture and acquisitions, net of cash acquired	200	202
Net cash used in investing activities	(8,561)	(9,403)
Financing activities
Settlement of contingent consideration	(5,000)	(14,166)
Principal payments of the 2018 Line of Credit	—	(30,000)
Principal payments of 2020 Convertible Senior Notes	—	(169,291)
Proceeds from issuance of 2024 Convertible Senior Notes	—	172,500
Proceeds from termination of capped calls related to convertible notes	—	115
Proceeds from issuance of common stock	—	48,634
Equity issuance costs	—	(190)
Debt issuance costs	(93)	(5,568)
Net cash (used in) provided by financing activities	(5,093)	2,034
Effect of exchange rates on cash and cash equivalents	286	(25)
Net decrease in cash and cash equivalents	(18,849)	(20,582)
Cash and cash equivalents — Beginning of period	65,594	91,830
Cash and cash equivalents — End of period	$46,745	$71,248

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Consolidated
Revenue	$63,249	$69,636	$125,147	$137,244
Plus:
Consumer Incentives	40,799	40,753	76,480	78,362
Billings	$104,048	$110,389	$201,627	$215,606
Cardlytics platform
Revenue	$58,041	$64,002	$114,476	$126,235
Plus:
Consumer Incentives	40,799	40,753	76,480	78,362
Billings	$98,840	$104,755	$190,956	$204,597
Bridg platform
Revenue	$5,208	$5,634	$10,671	$11,009
Plus:
Consumer Incentives	—	—	—	—
Billings	$5,208	$5,634	$10,671	$11,009

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$63,249	$69,636	$125,147	$137,244
Minus:
Partner Share and other third-party costs	27,103	33,258	56,553	63,801
Delivery costs(1)	6,883	7,661	14,171	13,834
Gross Profit	29,263	28,717	54,423	59,609
Plus:
Delivery costs(1)	6,883	7,661	14,171	13,834
Adjusted Contribution	$36,146	$36,378	$68,594	$73,443
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.5 million and $0.7 million during the three months ended June 30, 2025 and 2024, respectively. Stock-based compensation expense recognized in consolidated delivery costs totaled $1.0 million and $1.4 million during the six months ended June 30, 2025 and 2024, respectively.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net Loss	$(9,283)	$(4,257)	$(22,565)	$(28,532)
Plus:
Interest expense, net	1,943	1,561	3,773	2,380
Depreciation and amortization	6,275	6,529	12,566	12,779
Stock-based compensation expense	7,501	12,644	16,195	23,629
Foreign currency (gain) loss	(5,449)	(99)	(8,076)	531
Gain on debt extinguishment	—	(13,017)	—	(13,017)
Acquisition, integration and divestiture costs	—	162	—	162
Loss (gain) on disposal or divestiture	200	—	(5,150)	—
Change in contingent consideration	42	(5,808)	102	9
Reduction in force	1,474	—	1,474	—
Adjusted EBITDA	$2,703	$(2,285)	$(1,681)	$(2,059)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED NET LOSS
AND ADJUSTED NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net Loss	$(9,283)	$(4,257)	$(22,565)	$(28,532)
Plus:
Stock-based compensation expense	7,501	12,644	16,195	23,629
Foreign currency (gain) loss	(5,449)	(99)	(8,076)	531
Gain on debt extinguishment	—	(13,017)	—	(13,017)
Acquisition, integration and divestiture costs	—	162	—	162
Amortization of acquired intangibles	1,455	2,785	2,909	5,574
Loss (gain) on disposal or divestiture	200	—	(5,150)	—
Change in contingent consideration	42	(5,808)	102	9
Reduction in force	$(1,474)	$—	$(1,474)	$—
Adjusted Net Loss	$(7,008)	$(7,590)	$(18,059)	$(11,644)
Weighted-average number of shares of common stock used in computing Adjusted Net Loss per share:
Weighted-average common shares outstanding, diluted	52,750	49,056	52,309	46,168
Adjusted Net Loss per share, diluted	$(0.13)	$(0.15)	$(0.35)	$(0.25)

CARDLYTICS, INC.
RECONCILIATION OF NET CASH USED IN OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net cash used in operating activities	$1,227	$4,430	$(5,481)	$(13,188)
Plus:
Acquisition of property and equipment	(322)	(281)	(441)	(932)
Capitalized software development costs	(4,336)	(4,577)	(8,320)	(8,673)
Free Cash Flow	$(3,431)	$(428)	$(14,242)	$(22,793)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q3 2025
Revenue	$52.2 - $58.2
Plus:
Consumer Incentives	$28.8 - $42.8
Billings	$87.0 - $95.0

Contacts:

Public Relations:
pr@cardlytics.com

Investor Relations:
ir@cardlytics.com